EXHIBIT 10.51

                             DISBURSEMENT AGREEMENT

                  This DISBURSEMENT AGREEMENT, dated April 13, 2006 (as amended, modified or supplemented, this "DISBURSEMENT AGREEMENT"), is by and among PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company ("BORROWER"), HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A., a national banking association, as administrative agent for the Lenders (as defined below) (together with its successors and assigns, the "ADMINISTRATIVE AGENT"), COMERICA BANK, a national banking association, as disbursement agent (together with its successors and assigns, the "DISBURSEMENT AGENT"), WEALTH MANAGEMENT GROUP OF TD BANKNORTH, N.A., a national banking association, as the debt service reserve account agent (together with its successors and assigns, the "DSRA AGENT"), and COMERICA BANK, a national banking association, and WEALTH MANAGEMENT GROUP OF TD BANKNORTH, N.A., a national banking association, as securities intermediaries, banks and depositary agents (together with their successors and assigns, each a "SECURITIES INTERMEDIARY" and together the "SECURITIES INTERMEDIARIES").

                                    RECITALS
                                    --------

                  WHEREAS, Borrower has entered into the Construction and Term Loan Agreement, dated April 10, 2006 (as amended, modified or supplemented, the "LOAN AGREEMENT"), with the Administrative Agent and the Lenders pursuant to which the Lenders have agreed to make certain loans to Borrower;

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make such loans that Borrower have established the Security Accounts (as defined below) with the Disbursement Agent and the DSRA Agent in accordance with the terms of this Disbursement Agreement; and

                  WHEREAS, the Disbursement Agent, the DSRA Agent and the Securities Intermediaries are willing to serve in such capacities on the terms and subject to the conditions of this Disbursement Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                     DEFINED TERMS AND RULES OF CONSTRUCTION
                     ---------------------------------------

                  Section 1.1 DEFINED TERMS AND RULES OF CONSTRUCTION. Capitalized terms used and not otherwise defined in this Disbursement Agreement have the meanings given to those terms in Schedule X to the Loan Agreement, and the rules of construction set forth in Schedule X to the Loan Agreement govern this Disbursement Agreement. In the event of any inconsistency expressed or implied between this Disbursement Agreement and the Loan Agreement, the Loan Agreement will govern the interpretation and implementation of this Agreement.

                                   ARTICLE II
            APPOINTMENT OF THE DISBURSEMENT AGENT AND THE DSRA AGENT;
            ---------------------------------------------------------
                          CREATION OF SECURITY ACCOUNTS
                          -----------------------------

                  Section 2.1 APPOINTMENT OF THE DISBURSEMENT AGENT AND THE DSRA AGENT.

                  (a) Each of Borrower and the Administrative Agent appoints the Disbursement Agent to act as disbursement agent hereunder and the Disbursement Agent agrees to act as such, to accept all cash, payments and other amounts delivered to or held by it pursuant to the terms of this Disbursement Agreement or any other Loan Document and to distribute all such funds and perform all of its other obligations in accordance with this Disbursement Agreement. The Disbursement Agent will hold and safeguard its Security Accounts and will treat the cash, instruments and securities in its Security Accounts as funds, instruments and securities pledged by Borrower to the Administrative Agent to be held in the custody of the Disbursement Agent, as agent solely for the benefit of the Administrative Agent and the Lenders, in trust and in accordance with the provisions of this Disbursement Agreement.

                  (b) Each of Borrower and the Administrative Agent appoints the DSRA Agent to act as the agent with respect to the Debt Service Reserve Account hereunder and the DSRA Agent agrees to act as such, to accept all cash, payments and other amounts delivered to or held by it pursuant to the terms of this Disbursement Agreement or any other Loan Document and to distribute all such funds and perform all of its other obligations in accordance with this Disbursement Agreement. The DSRA Agent will hold and safeguard the Debt Service Reserve Account and will treat the cash, instruments and securities in the Debt Service Reserve Account as funds, instruments and securities pledged by Borrower to the Administrative Agent to be held in the custody of the DSRA Agent, as agent solely for the benefit of the Administrative Agent and the Lenders, in trust and in accordance with the provisions of this Disbursement Agreement.

                  Section 2.2 CREATION OF SECURITY ACCOUNTS.

                  (a) Borrower directs and authorizes the Disbursement Agent and the DSRA Agent to establish, and the Disbursement Agent and the DSRA Agent hereby establish, as described below, the following special and segregated accounts (collectively, the "SECURITY ACCOUNTS"):

                          (i) an account entitled the Pacific Ethanol Madera Construction Draw Account, with account number 1892639004 (the "CONSTRUCTION DRAW ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California;


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                          (ii) an account entitled the Pacific Ethanol Madera
          Project Revenues Account, with account number 1892639012 (the "PROJECT REVENUES ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California;

                          (iii) an account entitled the Pacific Ethanol Madera Debt Service Account, with account number 1892639020 (the "DEBT SERVICE ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California;

                          (iv) an account entitled the Pacific Ethanol Madera Cash Sweep Account, with account number 1892639038 (the "CASH SWEEP ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California;

                          (v) an account entitled the Pacific Ethanol Madera Loss Proceeds Account, with account number 1892630755 (the "LOSS PROCEEDS ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California;

                          (vi) an account entitled the Pacific Ethanol Madera Asset Sales Proceeds Account, with account number 1892630763 (the "ASSET SALES PROCEEDS ACCOUNT"), to be established by the Disbursement Agent at its office in Fresno, California; and

                          (vii) an account entitled the Pacific Ethanol Madera Debt Service Reserve Account, with account number __________________ (the "DEBT SERVICE RESERVE ACCOUNT"), to be established by the DSRA Agent at its trust office in Westport, Connecticut;

all such accounts to be held in trust for the benefit of Borrower, as "entitlement holder" (as defined in Section 8--102(a)(7) of the UCC) subject to the security interest of the Administrative Agent, and which accounts will be maintained at all times as segregated accounts by the Disbursement Agent or the DSRA Agent, as the case may be, as a custodian until the termination of this Disbursement Agreement.

                  (b) All amounts from time to time held in each Security Account shall be disbursed in accordance with the terms hereof, shall constitute property of Borrower and shall be held in the sole custody and "control" (within the meaning of Section 8-106(d) of the UCC) of the Administrative Agent for the purposes and on the terms set forth herein. Each Security Account will be subject to debit or withdrawal solely as provided in this Disbursement Agreement, and no Person will have any control over or right of withdrawal from the Security Accounts except as provided in this Disbursement Agreement. Each Security Account constitutes a part of the Collateral and does not constitute payment of the Obligations until applied or credited as provided in this Disbursement Agreement or the Loan Agreement.


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

                  Section 2.3 SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due of all of the Obligations, Borrower has granted to the Administrative Agent pursuant to the Security Agreement First-Priority Liens and collateral security interests in and to (a) the Security Accounts and (b) all cash, investments and securities at any time on deposit in the Security Accounts, including all income or gain earned thereon.


                                   ARTICLE III
                      DEPOSITS INTO AND DISTRIBUTIONS FROM
                      ------------------------------------
                          THE CONSTRUCTION DRAW ACCOUNT
                          -----------------------------

                  Section 3.1 DEPOSITS INTO THE CONSTRUCTION DRAW ACCOUNT.

                  (a) On or prior to the Construction Loan Closing Date, Borrower will deposit, or will cause to be deposited for its benefit, $17,690,125.00 into the Construction Draw Account.

                  (b) On each Construction Loan Funding Date after the Construction Loan Closing Date and on each other date on which the Construction Lenders make Construction Loans to or for the benefit of Borrower pursuant to
Section 2.2(a) of the Loan Agreement, the Administrative Agent will cause the Construction Lenders to disburse their Pro Rata Shares of the requested Construction Loans into the Construction Draw Account.

                  (c) If at any time after the Construction Loan Closing Date Borrower makes available to the Administrative Agent and the Lenders cash or cash equivalents (including letters of credit) in order to qualify a delay in construction of the Project as a Permitted Construction Delay, such cash or cash equivalents will be deposited into or made payable to the Construction Draw Account.

                  Section 3.2 PERMITTED USES OF FUNDS ON DEPOSIT IN THE CONSTRUCTION DRAW ACCOUNT. Funds on deposit in the Construction Draw Account may be used only to pay (a) Qualified Project Construction Expenses and (b) interest, fees and other expenses payable pursuant to Sections 2.3, 2.5, 2.10 and 8.11 of the Loan Agreement; PROVIDED, that amounts deposited in the Construction Draw Account pursuant to Section 3.1(c) may be used only to pay interest on the Construction Loans.

                  Section 3.3 WITHDRAWALS FROM THE CONSTRUCTION DRAW ACCOUNT.

                  (a) From and after the first disbursement of Construction Loans and until the Construction Loans have been repaid in full, on the last Business Day of each calendar month, the Disbursement Agent will pay from the Construction Draw Account to the Lenders the amount of their respective accrued and unpaid interest then due and payable on all then-outstanding Construction Loans, as set forth in a Construction Draw Approval Notice or other written instruction from the Administrative Agent to the Disbursement Agent.


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

                  (b) Subject to the restrictions contained in Section 3.3(c), on the Construction Loan Closing Date, on the last Business Day of each calendar month thereafter until the Construction Loans have been repaid in full, and on no more than one additional Business Day per calendar month as requested by Borrower, the Disbursement Agent will pay from the Construction Draw Account to Borrower, or to such other payees as are specified in the applicable Construction Draw Approval Notice, the Qualified Project Construction Expenses and all other fees and expenses payable by Borrower pursuant to Sections 2.3, 2.5, 2.10 and 8.11 of the Loan Agreement and set forth in the applicable Construction Draw Approval Notice.

                  (c) No withdrawal from the Construction Draw Account pursuant to Section 3.3(b) will be permitted unless:

                           (i) Borrower has delivered a Construction Draw Request to the Administrative Agent at least (5) Business Days prior to the date such withdrawal is scheduled to be made;

                           (ii) The Administrative Agent has confirmed the accuracy or acceptability of the information set forth in such Construction Draw Request (including the conformity of such Construction Draw Request with the Construction and Draw Schedule) and, by the Administrative Agent's delivery to the Disbursement Agent of such Construction Draw Request and a written notice from the Administrative Agent authorizing the Disbursement Agent to permit such withdrawal (which may take the form of the Administrative Agent's countersignature on the Construction Draw Request) (a "CONSTRUCTION DRAW APPROVAL NOTICE") at least one (1) Business Day prior to the date such withdrawal is scheduled to be made, confirms that Borrower is entitled to such withdrawal; and

                           (iii) no Event of Default has occurred and is continuing.

                  (d) No failure of Borrower to deliver a Construction Draw Request to the Administrative Agent will restrict or otherwise affect the Administrative Agent's right to cause the Disbursement Agent to withdraw and transfer funds pursuant to Section 3.3(a).

                  (e) On the Term Loan Conversion Date, after making the distributions described in Sections 3.3(a) and (b), if any, the Disbursement Agent will, on the written direction of the Administrative Agent, either (i) pay all amounts remaining in the Construction Draw Account (or such lesser amount as the Administrative Agent may direct) to the Lenders in proportion to their Pro Rata Shares of the outstanding Construction Loans and the Lenders will apply such amounts in repayment of the outstanding Construction Loans or (ii) transfer all amounts remaining in the Construction Draw Account (or such lesser amount as the Administrative Agent may direct) to the Project Revenues Account and/or the Debt Service Reserve Account.

                                   ARTICLE IV
                      DEPOSITS INTO AND DISTRIBUTIONS FROM
                      ------------------------------------
                           THE OTHER SECURITY ACCOUNTS
                           ---------------------------

                  Section 4.1 DEPOSITS INTO THE PROJECT REVENUES ACCOUNT.

                  (a) Borrower agrees, and confirms to the Administrative Agent that it has instructed (and will so instruct) the Project Parties, that all payments due or to become due to Borrower on and after the Term Loan Conversion Date under all Project Documents or in connection with the operation of the Grain Facilities or otherwise in connection with the conduct of Borrower's business (other than amounts that are required to or may be deposited into the Assets Sales Proceeds Account or the Loss Proceeds Account in accordance with Sections 4.5 and 4.6 of this Disbursement Agreement and Section 2.8 of the Loan Agreement) will be paid directly to the Project Revenues Account. In the event that, notwithstanding the foregoing, any such payment is remitted directly to Borrower, Borrower will promptly (but in any event within three (3) Business Days of receipt thereof) deliver such payment or other amount to the Disbursement Agent for deposit in the Project Revenues Account.

                  (b) Borrower agrees, and confirms to the Administrative Agent that it has instructed (and will so instruct) all insurers with which Borrower maintains Required Insurance, that all insurance proceeds payable to Borrower in connection with such insurance, and all condemnation proceeds, will be paid directly to the Disbursement Agent, as agent for the Administrative Agent, as loss payee, for deposit in the Project Revenues Account or the Loss Proceeds Account as the case may be. In the event that, notwithstanding the foregoing, any such proceeds are remitted directly to Borrower or any other Person, then Borrower or such Person will promptly (but in any event within three (3) Business Days of receipt thereof) deliver such proceeds to the Disbursement Agent for deposit in the Project Revenues Account or the Loss Proceeds Account, as the case may be.

                  (c) The Disbursement Agent will only be required to accept such monies as are delivered to it for deposit in the Project Revenues Account and will not be required to monitor the amount of such deposits or pursue the collection of such sums from any Person.

                  Section 4.2 WITHDRAWALS FROM THE PROJECT REVENUES ACCOUNT.

                  (a) On the last Business Day of each calendar month following the Term Loan Conversion Date, the Disbursement Agent will distribute funds from the Project Revenues Account and pay the same at the times, in the amounts and in the following priorities:

          FIRST: subject to the restriction of Section 4.2(d), to Borrower an amount equal to the amount of Qualified Project Expenses that the then-effective Operating Plan and Budget (as amended or otherwise modified in accordance with the provisions of Section 5.1(g) of the Loan Agreement) indicates are expected to be paid by Borrower in the next calendar month, as set forth in a Withdrawal Approval Notice (as defined in Section 4.2(c) below);


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

          SECOND: to the Debt Service Account, to the extent available, an amount equal to one-third (1/3) of the total of all next-payable Scheduled Installments on the Term Loans, and interest expected to be accrued thereon as of the next Payment Date, as set forth in a Withdrawal Approval Notice; and

          THIRD: so long as no Event of Default has occurred and is continuing, to Borrower an amount in addition to the amount disbursed to Borrower pursuant to priority FIRST above but within the limits set by Section 5.1(g) of the Loan Agreement, as requested by Borrower in its Distribution Request and as set forth in a Withdrawal Approval Notice, which amounts Borrower may use only to pay unbudgeted fees, costs and other expenses payable pursuant to Sections 2.3, 2.5, 2.10 and 8.11 of the Loan Agreement and Qualified Project Expenses then due and payable (PROVIDED, that this priority THIRD shall not operate on any date on which distributions will be made pursuant to Section 4.2(b)).

                  (b) On each March 31, June 30, September 30 or December 31 following the Term Loan Conversion Date (or, if such date is not a Business Day, on the Business Day next preceding such date), the Disbursement Agent will distribute funds from the Project Revenues Account (including all gains from investments in Permitted Investments pursuant to Section 6.5) and apply the same at the times, in the amounts and in the following priorities; PROVIDED, that the Disbursement Agent will make the withdrawals specified in priorities FIRST and SECOND of Section 4.2(a) prior to making any withdrawal specified in this
Section 4.2(b):

         FIRST: withdraw and transfer to the Disbursement Agent and the DSRA Agent the amount of any reasonable documented fee or expense then due and owing to them (including in respect of the making of any Permitted Investment) by Borrower, as set forth in a Withdrawal Approval Notice;

         SECOND: after making the withdrawal, if any, specified in priority FIRST above, withdraw and transfer to the Administrative Agent and the Term Lenders the amount of all fees and expenses then owed to the Administrative Agent and the Term Lenders, as set forth in a Withdrawal Approval Notice;

         THIRD: after making the withdrawal, if any, specified in priority SECOND above, withdraw and transfer to the Term Lenders an aggregate amount equal to the amount of interest then due on the Term Loans made by them plus their Pro Rata Shares of the aggregate amount of principal then due on the Term Loans, as set forth in a Withdrawal Approval Notice; PROVIDED, that prior to making the withdrawal specified in this priority THIRD, the Disbursement Agent will first withdraw from the Debt Service Account and transfer to the Term Lenders, in accordance with their Pro Rata Shares, all funds then on deposit in the Debt Service Account, which funds the Term Lenders will apply to such principal and interest amounts then due on the Term Loans;


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         FOURTH: after making the withdrawal specified in priority THIRD above, withdraw and transfer to the Term Lenders their Pro Rata Shares of the amounts equal to (x) the principal, interest and prepayment penalty or fee, if any, then due on the Term Loans in connection with any mandatory prepayment required pursuant to clause (iv) or (v) of Section 2.8(a) of the Loan Agreement, in each case as set forth in a Withdrawal Approval Notice;

         FIFTH: after making the withdrawal, if any, specified in priority FOURTH above, withdraw and transfer to the DSRA Agent for deposit into the Debt Service Reserve Account the amount that is necessary for the balance of the Debt Service Reserve Account to equal the amount required by Section 4.3, as set forth in a Withdrawal Approval Notice (PROVIDED, that if an Event of Default that is not caused solely by Borrower's failure to comply with its obligation to maintain the Minimum Coverage Ratio pursuant to Section 5.1(p) of the Loan Agreement has occurred and is continuing, then the Disbursement Agent will withdraw and transfer to the DSRA Agent for deposit into the Debt Service Reserve Account all sums remaining in the Project Revenues Account without regard to such required amount or the remaining priorities of this Section 4.2(b));

         SIXTH: after making the withdrawal specified in priority FIFTH above, withdraw and transfer to the Term Lenders, in accordance with their Pro Rata Shares, an amount equal to the SPP Payments then due in connection with the Term Loans, as set forth in a Withdrawal Approval Notice, for application to the principal amounts then due on the Term Loans in the inverse order of maturity; and

         SEVENTH: after making the withdrawal specified in priority SIXTH above, and subject to the restrictions of Section 4.2(c) and Section 4.4, withdraw and transfer to Borrower or as directed by Borrower all or (at Borrower's option) a portion of any funds remaining in the Project Revenues Account, as set forth in a Withdrawal Approval Notice.

                  (c) No withdrawal pursuant to priority FIRST or THIRD of
Section 4.2(a) or priority SEVENTH of Section 4.2(b) will be permitted unless:

                           (i) Borrower has delivered an appropriately completed Distribution Request to the Disbursement Agent and the Administrative Agent at least five (5) Business Days prior to the date such withdrawal is scheduled to be made; and

                           (ii) The Administrative Agent has confirmed the accuracy or acceptability of the information set forth in such Distribution Request (including that no Event of Default has occurred and is continuing) and, by the Administrative Agent's delivery to the Disbursement Agent of such Distribution Request and a written notice from the Administrative Agent authorizing the Disbursement Agent to permit such withdrawal (which may take the form of the Administrative


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          Agent's countersignature on a Distribution Request) (a "WITHDRAWAL
          APPROVAL NOTICE") at least one (1) Business Day prior to the date such withdrawal is scheduled to be made, confirms that Borrower is entitled to such withdrawal.

                  (d) No failure of Borrower to deliver a Distribution Request or other schedule to the Administrative Agent will restrict or otherwise affect the Administrative Agent's right to cause the Disbursement Agent or the DSRA Agent to withdraw and transfer funds pursuant to priorities FIRST through SIXTH of Section 4.2(b).

                  Section 4.3 DEPOSITS INTO AND WITHDRAWALS FROM THE DEBT SERVICE RESERVE ACCOUNT.

                  (a) On the Term Loan Conversion Date, Borrower will, with Term Loan proceeds, amounts transferred from the Construction Draw Account or other funds, fund the Debt Service Reserve Account in the aggregate amount of all payments of principal and interest (but not SPP Payments) on the Term Loans scheduled to be made on the first two Payment Dates following the Term Loan Conversion Date, which amount will be notified by the Administrative Agent to Borrower, the Disbursement Agent and the DSRA Agent in writing.

                  (b) On each of the first three Payment Dates after the Term Loan Conversion Date, the Debt Service Reserve Account will be required to be funded in the aggregate amount of all payments of principal and interest (but not SPP Payments) on the Term Loans scheduled to be made on the next two Payment Dates after the reference Payment Date, which amount will be notified by the Administrative Agent to Borrower, the Disbursement Agent and the DSRA Agent in writing.

                  (c) On the fourth and each subsequent Payment Date after the Term Loan Conversion Date, the Debt Service Reserve Account will be required to be funded in the aggregate amount of all payments of principal and interest (but not SPP Payments) on the Term Loans scheduled to be made on the next four Payment Dates after the reference Payment Date, which amount will be notified by the Administrative Agent to Borrower, the Disbursement Agent and the DSRA Agent in writing.

                  (d) Notwithstanding the provisions of Sections 4.3(a)-(c), if an Event of Default has occurred and is continuing on any Payment Date after the Term Loan Conversion Date, and if such Event of Default is caused solely by Borrower's failure to comply with its obligation to maintain the Minimum Coverage Ratio pursuant to Section 5.1(p) of the Loan Agreement, then the Debt Service Reserve Account will be funded in the amount then required to be on deposit in the Debt Service Reserve Account pursuant to Section 4.3(b) or (c) (the "DSRA REQUIRED BALANCE") plus the DSRA Additional Required Balance. If Borrower has deposited the DSRA Additional Required Balance in the Debt Service Reserve Account then, upon Borrower's achieving a Minimum Coverage Ratio of not less than 1.50 to 1 for the preceding twelve-month period (based on actual results) and forecasting a Minimum Coverage Ratio of not less than 1.50 to 1 for each of the next two succeeding twelve-month periods (which forecast will be based on assumptions reasonably acceptable to the Administrative Agent), and so


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long as no Event of Default is continuing, the Administrative Agent will direct the DSRA Agent in writing to release the funds constituting the DSRA Additional Required Balance to Borrower on the first Payment Date following the date of Borrower's achieving such Minimum Coverage Ratio or, at Borrower's option, Borrower may instruct the DSRA Agent to pay the released DSRA Additional Required Balance to the Term Lenders for application against the principal amounts of the Term Loans in the inverse order of maturity and Borrower will have no obligation to pay any prepayment penalty in connection with such prepayments.

                  (e) On any Payment Date on which the balance of the Debt Service Reserve Account equals or exceeds the outstanding balance of the Term Loans (including all accrued interest) and all fees and other amounts then payable under the Loan Documents, the Administrative Agent will instruct the DSRA Agent in writing to withdraw and transfer to the Administrative Agent and the Term Lenders the funds on deposit in the Debt Service Reserve Account, who will apply such funds to pay the Term Loans and all other amounts then due to them in full and will refund any excess funds to Borrower.

                  (f) In the event funds available in the Project Revenues Account and the Debt Service Account are insufficient to make the payments set forth in priorities THIRD, FOURTH and SIXTH of Section 4.2(b), the Administrative Agent will direct the DSRA Agent in writing (with a copy simultaneously delivered to Borrower and the Disbursement Agent) to withdraw funds from the Debt Service Reserve Account and pay the same to the Term Lenders for application towards the payment of such priorities THIRD, FOURTH and SIXTH and thereafter the Debt Service Reserve Account will be replenished pursuant to the operation of priority FIFTH of Section 4.2(b).

                  (g) On each date on which distributions are made to Borrower pursuant to priority SEVENTH of Section 4.2(b), if the funds on deposit in the Debt Service Reserve Account (including any gain realized from investments in Permitted Investments pursuant to Section 6.5) exceed the amount required to be on deposit in the Debt Service Reserve Account pursuant to this Section 4.3 (other than by operation of Section 4.3(d)) (which amount will be notified by the Administrative Agent to the Disbursement Agent, the DSRA Agent and Borrower in each Withdrawal Approval Notice or in another notice delivered in accordance with Section 10.2), subject to the prior written approval of the Administrative Agent (which will not be unreasonably withheld or delayed), Borrower may direct the DSRA Agent in writing to withdraw and transfer to Borrower or as directed by Borrower all or a portion of such excess funds.

                  Section 4.4 DEPOSITS INTO AND WITHDRAWALS FROM THE CASH SWEEP ACCOUNT. No withdrawal pursuant to priority SEVENTH of Section 4.2(b) will be permitted if an Event of Default has occurred and is continuing and if such Event of Default is caused solely by Borrower's failure to comply with its obligation to maintain the Minimum Coverage Ratio required by Section 5.1(p) of the Loan Agreement. During the continuance of such Event of Default, all funds remaining in the Project Revenues Account after the operation of priority SIXTH of Section 4.2(b) will be deposited into the Cash Sweep Account and thereafter applied as follows:


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

                          (a) If such Event of Default continues for three or more consecutive Payment Dates, then the Disbursement Agent, on each such Payment Date, upon receiving written instructions from the Administrative Agent (a copy of which will be provided to Borrower), will withdraw from the Cash Sweep Account and transfer to the Term Lenders all funds then on deposit in the Cash Sweep Account, which funds the Term Lenders will apply as prepayments of the Term Loans in the inverse order of maturity; PROVIDED, that the operation of this paragraph will cease upon the operation of paragraph (b) below; and

                          (b) If such Event of Default is cured, and if Borrower thereafter achieves as of any Payment Date a Minimum Coverage Ratio of
        1.5 to 1 for the preceding twelve-month period, then the Disbursement Agent, upon receiving written instructions from the Administrative Agent (a copy of which will be provided to Borrower), will on such Payment Date withdraw from the Cash Sweep Account and transfer to the Project Revenues Account all funds then on deposit in the Cash Sweep Account and such funds will be applied or paid pursuant to the operation of Section 4.2(b).

                  Section 4.5 DEPOSITS INTO AND WITHDRAWALS FROM THE LOSS PROCEEDS ACCOUNT.

                  (a) Borrower will cause all proceeds received by it in connection with a Loss other than a Loss that requires mandatory prepayment of Loans pursuant to Section 2.8(a)(v)(A) of the Loan Agreement to be deposited in the Loss Proceeds Account subject to disbursement for repair or replacement of the assets affected, or otherwise, as follows:

                            (i) If Borrower certifies to the Administrative Agent that the affected portion of the Project can be rebuilt, repaired, restored or replaced in a manner that will permit operation of the Project in accordance in all material respects with the terms of the Project Documents and the Loan Documents (including without limitation compliance with Section 5.1(p) of the Loan Agreement), and if the Administrative agrees, in its reasonable discretion and following consultation with the Engineer, with such certification of Borrower, then promptly after receipt of such certificate the Administrative Agent will instruct the Disbursement Agent to transfer all proceeds then on deposit in the Loss Proceeds Account to Borrower for application solely to the payment of the costs of rebuilding, restoring or repairing the Project and Borrower will deposit any amounts remaining from the Loss proceeds following completion of such rebuilding, restoration or repairs in the Project Revenues Account.

                           (ii) If Borrower determines in accordance with the terms hereof not to rebuild, repair, restore or replace the affected portion of the Project, or if the Administrative Agent (following consultation with the Engineer) reasonably determines that the affected portion of the Project is not capable of being or cannot be rebuilt, repaired, restored or replaced in all material respects in accordance with the terms of the Project Documents and the Loan Documents (including without limitation compliance with Section 5.1(p) of the Loan Agreement), or if Borrower otherwise fails to provide a certification or other notice to the Administrative Agent pursuant to
          Section 4.5(a)(i) or this Section 4.5(a)(ii) within ten (10) Business Days after deposit of the Loss proceeds into the Loss Proceeds Account, then the Administrative Agent will instruct the Disbursement Agent to transfer all proceeds then on deposit in the Loss Proceeds Account to the Lenders in accordance with their Pro Rata Shares of the outstanding Loans for application as prepayments of the outstanding Loans in the inverse order of maturity.

         Section 4.6 DEPOSITS INTO AND WITHDRAWALS FROM THE ASSET SALES PROCEEDS ACCOUNT. Borrower will deposit or cause to be deposited the proceeds of any conveyance, sale, lease, transfer or other disposition of assets not required by
Section 2.8(a)(iv) of the Loan Agreement to be applied as mandatory repayments of the Loans into the Asset Sales Proceeds Account upon receipt and such proceeds may be used by Borrower to purchase or acquire other assets reasonably associated with the conduct of Borrower's business within thirty (30) days of such conveyance, sale, lease, transfer or disposition. Borrower may on any Business Day (but not more frequently than once per calendar week) request in writing (with a copy to the Administrative Agent) that the Disbursement Agent withdraw and pay to or to the direction of Borrower funds from the Asset Sales Proceeds Account for the purchase, lease or acquisition of such other assets and the Disbursement Agent will pay such funds to or as requested by Borrower following the Disbursement Agent's receipt of the Administrative Agent's approval of such disbursement, which approval will not be unreasonably withheld or delayed. On the thirtieth (30th) day after the date on which such proceeds are deposited in the Asset Sales Proceeds Account, the Disbursement Agent will transfer all amounts then remaining on deposit in the Asset Sales Proceeds Account to the Project Revenue Account for subsequent application in accordance with Sections 4.1 and 4.2 of this Disbursement Agreement.


                                    ARTICLE V
                               CONTROL PROVISIONS
                               ------------------

                  Section 5.1 ESTABLISHMENT OF SECURITIES ACCOUNTS. Each Securities Intermediary hereby agrees and confirms that (i) it has established the appropriate Security Accounts as set forth in Article II of this Disbursement Agreement, (ii) each Security Account is and will be maintained as a "securities account" (within the meaning of Section 8-501 of the UCC), (iii) Borrower is the "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in the "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) to the "financial assets" (within the meaning of
Section 8-102(a)(9) of the UCC) credited to the Security Accounts (subject to the security interest of the Administrative Agent), (iv) all property delivered to such Securities Intermediary pursuant to the Loan Documents or this Disbursement Agreement will be held by such Securities Intermediary and promptly credited to the applicable Security Account by an appropriate entry in its records in accordance with the terms of this Disbursement Agreement, (v) all "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC) in registered form or payable to or to the order of and credited to the Security Accounts will be registered in the name of, payable to or to the order of, or endorsed to, the applicable Securities Intermediary or in blank, or credited to another securities account maintained in the name of the applicable Securities Intermediary and if not so registered, payable, endorsed or credited, the applicable Securities Intermediary agrees to hold such financial assets as a bailee for the Administrative Agent, and in no case will any financial asset credited to the Security Accounts be registered in the name of, payable to or to the order of, or endorsed to, Borrower except to the extent the foregoing have been subsequently endorsed by Borrower to the applicable Securities Intermediary or in blank, and (vi) the Securities Intermediary will not change the name or account number of any Security Account without the prior written consent of the Administrative Agent and Borrower.

                  Section 5.2 SECURITIES INTERMEDIARY. Each Securities Intermediary hereby represents and warrants that it is a "securities intermediary" (within the meaning of Section 8-102(a)(14) of the UCC) and that it will act in that capacity with respect to the applicable Security Accounts and the financial assets contained therein. Each Securities Intermediary and the other parties hereto agree that, for purposes of the UCC, the jurisdiction of each such Securities Intermediary is the State of New York and the laws of the State of New York govern the establishment of the Security Accounts.

                  Section 5.3 FINANCIAL ASSETS ELECTION. Each Securities Intermediary agrees that each item of property (including any cash, security, instrument or obligation, share, participation, interest or other property whatsoever) credited to the applicable Security Accounts will be treated as a "financial asset" (within the meaning of Section 8-102(a)(9) of the UCC). Notwithstanding any provision in this Disbursement Agreement to the contrary, any property contained in the Security Accounts that is not deemed to be a financial asset under applicable law will be deemed to be deposited in a "deposit account" (within the meaning of Section 9-102(29) of the UCC) and subject to Section 5.9, or will be under the exclusive dominion and control of the Disbursement Agent or the DSRA Agent, as the case may be.

                  Section 5.4 ENTITLEMENT ORDERS. If at any time a Securities Intermediary receives any "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) or any other order from the Administrative Agent directing the transfer or redemption of any financial asset carried in any Security Account or any instruction originated by the Administrative Agent directing the disposition of any funds held in any Security Account, the Securities Intermediary will comply with such entitlement order, instruction or other order without further consent by Borrower or any other Person. The parties hereto agree that the Administrative Agent has "control" (within the meaning of Section 8-106(d) of the UCC) of the "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC) and the financial assets carried in the Security Accounts and Borrower hereby disclaims any "control" over such "security entitlements" and financial assets. Borrower hereby irrevocably directs, and each Securities Intermediary hereby agrees, that each Securities Intermediary will comply with all instructions and orders (including entitlement orders within the meaning of Section 8-102(8) of the UCC) regarding each Security Account and financial asset therein originated by the Administrative Agent without the further consent of Borrower or any other Person.

                  Section 5.5 NOTICE OF ADVERSE CLAIMS. Except for the claims and interest of the Disbursement Agent, the DSRA Agent, the Administrative Agent, the Lenders and Borrower in the Security Accounts, each Securities Intermediary does not, on the date of this Disbursement Agreement, know of any claim to, or interest in, the Security Accounts or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Security Accounts or any financial asset credited thereto, the Securities Intermediaries will promptly notify the Disbursement Agent, the DSRA Agent, the Administrative Agent and Borrower in writing of such assertion.

                  Section 5.6 NO OTHER AGREEMENTS. The Securities Intermediaries have not entered into and will not enter into any agreement with Borrower or any other Person with respect to the Security Accounts or any financial assets credited to the Security Accounts other than this Disbursement Agreement. The Securities Intermediaries have not entered into and will not enter into any agreement with Borrower or any other Person purporting to limit or condition the obligation of the Securities Intermediaries to comply with entitlement orders originated by the Administrative Agent in accordance with Section 5.4.

                  Section 5.7 RIGHTS AND POWERS OF THE ADMINISTRATIVE AGENT. The rights and powers granted herein to the Administrative Agent, the DSRA Agent and the Disbursement Agent have been granted in order to perfect the Administrative Agent's lien and security interests in the Security Accounts, are powers coupled with an interest and will not be affected by the bankruptcy or insolvency of Borrower or any other Person or the lapse of time.

                  Section 5.8 SUBORDINATION. The Securities Intermediaries hereby subordinate to the security interests of the Administrative Agent under the Loan Documents any and all security interests in, liens on, rights of set-off against and claims to (whether by agreement or under law) the Security Accounts, "security entitlements" carried in the Security Accounts and financial assets or funds credited to the Security Accounts.

                  Section 5.9 ACCOUNT CHARACTERIZATION.

                  (a) In the event that a Security Account is not considered a "securities account" (within the meaning of Section 8-501 of the UCC), such Security Account will be deemed to be a "deposit account" (as defined in Section 9-102(a)(29) of the UCC) to the extent a security interest can be granted and perfected under the UCC in the Security Account as a deposit account, which the Administrative Agent will maintain with the applicable Securities Intermediary acting not as a securities intermediary but as a "bank" (within the meaning of Section 9-102(a)(8) of the UCC). The Administrative Agent will be deemed to be the customer of the applicable Securities Intermediary for purposes of such

Security Account and as such will be entitled to all rights that customers of banks have under law with respect to deposit accounts, including the right to withdraw funds from, or close, such Security Account. The Securities Intermediaries will not have title to the funds on deposit in any Security Account and will credit the Security Accounts with all receipts of interest, dividends and other income received on the property held in the Security Accounts. The Securities Intermediaries will administer and manage the Security Accounts in strict compliance with all terms applicable to the Security Accounts pursuant to this Disbursement Agreement and will be subject to and comply with all obligations that the Securities Intermediaries owe to the Administrative Agent with respect to the Security Accounts, including all subordination obligations, pursuant to the terms of this Disbursement Agreement. The Securities Intermediaries hereby agree to comply with any and all instructions originated by the Administrative Agent directing disposition of funds and all other property in the Security Accounts without any further consent of Borrower or any other Person. Borrower hereby agrees to indemnify and hold harmless the Disbursement Agent, the DSRA Agent and the Administrative Agent from all taxes, fees and expenses arising from or relating to the Administrative Agent's acting as the customer of the Securities Intermediaries for purposes of the Security Accounts, other than any such taxes, fees and expenses arising out of such Person's breach of this Disbursement Agreement or its gross negligence or willful misconduct.

                  (b) In the event that a Security Account is not considered a "securities account" or "deposit account" (each as defined in the UCC) or a security interest cannot be granted and perfected in a Security Account under the UCC, then such Security Account and all property deposited therein shall be deemed to be under the exclusive dominion and control of the Administrative Agent, which the Administrative Agent maintains through the Securities Intermediaries, the DSRA Agent and the Disbursement Agent, as its agents, for such purpose, and the Disbursement Agent and the Securities Intermediaries will act and be deemed to be acting as the Administrative Agent's agents in respect of such Security Account for the purpose of maintaining such exclusive dominion and control for the purpose of the creation and perfection of security interests in favor of the Administrative Agent.


                                   ARTICLE VI
                           SECURITY ACCOUNTS GENERALLY
                           ---------------------------

                  Section 6.1 BENEFIT OF SECURITY ACCOUNTS. Subject to the limitations on withdrawals set forth in this Disbursement Agreement and the other provisions hereof, all right, title and interest in and to the Security Accounts and the funds in the Security Accounts and any interest accrued on such funds will be vested in Borrower in accordance with the terms of the Security Documents until the payment in full of all Obligations. Funds will be distributed from the Security Accounts only in accordance with this Disbursement Agreement and funds deposited in the Security Accounts will be applied as provided in this Disbursement Agreement and the other Loan Documents, as applicable. Notwithstanding the foregoing, none of the Disbursement Agent, the DSRA Agent or the Administrative Agent will be liable for any tax, assessment, fee or other governmental or other charge or claim on or arising out of the

Security Accounts or any interest or earnings thereon (other than any such taxes, assessments, fees or charges arising out of such Person's breach of this Disbursement Agreement or its gross negligence or willful misconduct), all of which will be for the account of Borrower.

                  Section 6.2       BOOKS OF ACCOUNT; STATEMENTS.

                  (a) The Disbursement Agent and the DSRA Agent will maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Security Accounts and all investment transactions effected by the Disbursement Agent or the DSRA Agent, as the case may be, all in accordance with its normal record-keeping practices. The Disbursement Agent and the DSRA Agent will make such books of account available during normal business hours for inspection and audit by the Administrative Agent, Borrower and their respective representatives.

                  (b) Not later than the tenth Business Day of each month during the term of this Disbursement Agreement, the Disbursement Agent and the DSRA Agent will deliver to each of the other parties hereto a statement setting forth the transactions into and out of each applicable Security Account during the preceding month and specifying the amounts held in each applicable Security Account at the close of business on the last Business Day of such preceding month. In addition, the Disbursement Agent will promptly notify Borrower in writing of each deposit into the Project Revenues Account, including the payor and the date and amount of each such deposit.

                  Section 6.3 SECURITY ACCOUNTS GENERALLY.

                  (a) Except as agreed with the Administrative Agent or as specifically set forth in this Disbursement Agreement, Borrower has no right of withdrawal in respect of any of the Security Accounts. Borrower will not make, attempt to make or consent to the making of any withdrawal or transfer from any Security Account except in strict adherence to this Disbursement Agreement.

                  (b) The Administrative Agent will have sole signatory authority with respect to directing the Disbursement Agent and the DSRA Agent to make withdrawals from the Security Accounts. Those persons at the Administrative Agent who are authorized to sign with respect to the Security Accounts will be designated by the Administrative Agent from time to time by written notice to the Disbursement Agent, the DSRA Agent and Borrower.

                  (c) Subject to (i) the timely receipt of a Withdrawal Approval Notice (which, for purposes of this Disbursement Agreement, means not later than 3:00 p.m. (New York City time) on the Business Day preceding the requested date of payment), (ii) the availability of cash in the applicable Security Account,
(iii) the federal wire transfer system functioning in a normal fashion and (iv) other unforeseeable circumstances beyond the reasonable control of the Disbursement Agent, the Disbursement Agent will make any payment hereunder required (except transfers between Security Accounts and between Security Accounts and other accounts) by means of wire transfer of immediately available funds to the address of the payee(s) set forth in such Withdrawal Approval

Notice prior to 11:00 a.m. (New York City time) on the date specified therein for such payment, or by such other means of payment, to such other address or at such later time as may be specified by Borrower, if applicable, or the Administrative Agent.

                  Section 6.4 THE DISBURSEMENT AGENT'S AND THE DSRA AGENT'S OBLIGATIONS. Neither the Disbursement Agent nor the DSRA Agent has any obligation to Borrower or any other Person to make any payment (or authorize any withdrawal with respect thereto) for which the appropriate Security Account does not contain adequate funds.

                  Section 6.5 PERMITTED INVESTMENTS. All funds paid to or retained by the Disbursement Agent or the DSRA Agent in the Security Accounts (other than the Loss Proceeds Account and the Assets Sales Proceeds Account) may, until paid or applied as provided herein, be invested by the Disbursement Agent or the DSRA Agent, as the case may be, at the written authorization and direction of Borrower from time to time and at the risk and expense of Borrower in Permitted Investments (and in the absence of a written authorization and direction from Borrower, to invest such money in U.S. Government obligations or mutual funds, dollar to dollar stated, holding exclusively such obligations); PROVIDED, that upon the occurrence and during the continuance of an Event of Default, such funds will be invested in Permitted Investments at the Administrative Agent's written direction and at the risk and expense of Borrower. All gains (including interest received) realized as the result of any such investment (net of all fees, commissions and other expenses, if any, incurred in connection with such investment) will be deposited into the respective Security Account. Neither the Disbursement Agent nor the DSRA Agent will have any liability for any loss resulting from any Permitted Investment other than by reason of its willful misconduct, gross negligence or bad faith. The Disbursement Agent and the DSRA Agent may sell any Permitted Investment (without regard to its maturity date) whenever it, in its reasonable discretion, deems it necessary to make any distribution required by this Disbursement Agreement and neither the Disbursement Agent nor the DSRA Agent will be liable to any Person for any loss suffered because of any such sale. In the event that an investment made at the written authorization and direction of Borrower becomes non-negotiable by reason of a "call" of the security (the so-called "frozen period"), during a period when payments are required to be made, and is therefore illiquid and not available to make such payments, Borrower will provide cash equal to the non-negotiable amount to the Disbursement Agent or the DSRA Agent, as the case may be, immediately upon notice of the "frozen security" status. Upon receipt of the proceeds of the "call," the Disbursement Agent or the DSRA Agent will transfer the proceeds to Borrower without any liability to either such Person.

                  Section 6.6 DEPOSITS IRREVOCABLE. All deposits made into any Security Account, absent manifest error, will be irrevocable and such deposits and all instruments or securities held in the Security Accounts and all interest thereon will be held in trust by the Disbursement Agent or the DSRA Agent, as the case may be, and applied solely as provided herein.

                  Section 6.7 INFORMATION TO ACCOMPANY AMOUNTS DELIVERED TO THE DISBURSEMENT AGENT AND THE DSRA AGENT. All amounts delivered to the Disbursement Agent and the DSRA Agent must be accompanied by information in reasonable detail specifying the source and nature of the amounts.

                  Section 6.8 DEFAULTS; MANDATORY PREPAYMENTS. Notwithstanding any other provision of this Disbursement Agreement, upon receipt by the Disbursement Agent or the DSRA Agent of a written notice from the Administrative Agent stating that an Event of Default has occurred and is continuing or that a mandatory prepayment is required (upon which notice the Disbursement Agent and the DSRA Agent will be entitled to rely without independent investigation), the Disbursement Agent and the DSRA Agent will (i) in the case of an Event of Default, thereafter distribute cash from the Security Accounts only upon the express written instructions of, and in accordance with the priorities established by, the Administrative Agent in its sole discretion, until notified in writing by the Administrative Agent that such Event of Default has been waived or cured, (ii) in the case of a mandatory prepayment, make such mandatory prepayment to the Lenders, and (iii) in each case, notify Borrower prior to such action except to the extent the Disbursement Agent and/or the DSRA Agent is assured that such notice has been provided to Borrower by the Administrative Agent.


                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Section 7.1 REPRESENTATIONS AND WARRANTIES OF THE DISBURSEMENT AGENT, THE DSRA AGENT AND THE SECURITIES INTERMEDIARIES. Each of the Disbursement Agent, the DSRA Agent and the Securities Intermediaries represents and warrants to the Administrative Agent and Borrower as follows:

                  (a) EXISTENCE. It is a national banking association, duly organized, validly existing and in good standing under the federal laws of the United States of America.

                  (b) POWER AND AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

                          (i) It has full power and authority and the legal right to conduct its business as now conducted and as proposed to be conducted by it, to execute, deliver and perform this Disbursement Agreement and to take all actions necessary to complete the transactions contemplated by this Disbursement Agreement. It has taken all necessary action to authorize the transactions contemplated hereby on the terms and conditions of this Disbursement Agreement and to authorize the execution, delivery and performance of this Disbursement Agreement.

                          (ii) This Disbursement Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by limitation upon the availability of equitable remedies.

                  (c) NO LEGAL BAR. The execution, delivery and performance of this Disbursement Agreement by it will not (i) violate any Applicable Law governing its banking and trust powers or (ii) result in a breach of any provision of any security issued by it or of any indenture, mortgage, deed of trust, lease, contract, undertaking, agreement or instrument to which it is a party or by which it or any of its property is bound or to which it or any of its property is subject. The execution, delivery and performance of this Disbursement Agreement will not result in, or require the creation or imposition of any lien on any of its properties or revenues pursuant to any Applicable Law or any indenture, mortgage, deed of trust, lease, contract, undertaking, agreement or instrument to which it is a party or by which it or any of its property is bound or to which it or any of its property is subject. No approval or consent of any Person is required in connection with the execution, delivery and performance by it of this Disbursement Agreement, except such approvals or consents as have been duly obtained and are in full force and effect.

                  (d) GOVERNMENTAL APPROVALS. No Approval of any Governmental Instrumentality governing its banking and trust powers, except for such Approvals as have been obtained and are in full force and effect and are not subject to appeal or judicial or other governmental review, are required to be obtained by it in connection with the execution, delivery and performance of this Disbursement Agreement or the taking of any action by it contemplated hereby.


                                  ARTICLE VIII
                      DISBURSEMENT AGENT AND THE DSRA AGENT
                      -------------------------------------

                  Section 8.1 ACCEPTANCE. The acceptance by the Disbursement Agent and the DSRA Agent of their duties hereunder is subject to the following terms and conditions, which the parties to this Disbursement Agreement agree govern and control with respect to the rights, duties, liabilities and immunities of the Disbursement Agent and the DSRA Agent:

                  (a) Neither the Disbursement Agent nor the DSRA Agent will be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the amounts deposited with or held by it;

                  (b) Neither the Disbursement Agent nor the DSRA Agent will be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

                  (c) The Disbursement Agent and the DSRA Agent may consult with and obtain advice from qualified counsel and other skilled Persons (at the expense of Borrower, but only to the extent such costs are reasonable and documented) in the event of any dispute or question as to the construction of any provision hereof and will be fully protected in taking or not taking any action in good faith in reliance on such advice;

                  (d) Neither the Disbursement Agent nor the DSRA Agent, in its respective capacity, will be charged with responsibilities under any agreement other than this Disbursement Agreement, and has no duties other than those expressly set forth herein and in any modification or amendment hereof; PROVIDED, that no such modification or amendment will affect its duties unless it has given its written consent thereto;

                  (e) The Disbursement Agent and the DSRA Agent may execute or perform any duty hereunder either directly or through agents or attorneys;

                  (f) The Disbursement Agent and the DSRA Agent may engage or be interested in any financial or other transaction with any party hereto and may act on, or as depository, trustee or agent for, any committee or body of holders of obligations of such persons as freely as if it were not the Disbursement Agent or DSRA Agent, as the case may be;

                  (g) Neither the Disbursement Agent nor the DSRA Agent is obligated to take any action that in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity (it being understood and agreed that the general indemnity of the Administrative Agent will constitute a reasonable indemnity);

                  (h) Neither the Disbursement Agent nor the DSRA Agent will take instructions from any Person except those given in accordance with this Disbursement Agreement; and

                  (i) The Disbursement Agent and the DSRA Agent will be protected in acting upon any written notice, certificate, instruction, request or other paper or document as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained that the Disbursement Agent or the DSRA Agent, as the case may be, in good faith believes to be genuine.

                  Section 8.2 REPLACEMENT OR RESIGNATION OF THE DISBURSEMENT AGENT OR THE DSRA Agent.

                  (a) The Disbursement Agent and the DSRA Agent may at any time resign by giving notice to each other party to this Disbursement Agreement, such resignation to be effective upon the appointment of a successor Disbursement Agent or DSRA Agent as hereinafter provided. If a successor is not appointed within thirty (30) days after the giving of written notice of such resignation, the Disbursement Agent or DSRA Agent, as the case may be, may apply to any court of competent jurisdiction to appoint a successor to act until such time, if any, as a successor is appointed as herein provided.

                  (b) The Administrative Agent may remove the Disbursement Agent or the DSRA Agent at any time by giving notice to each other party to this Disbursement Agreement, such removal to be effective upon the appointment of a successor as hereinafter provided.

                  (c) In the event of any resignation or removal of the Disbursement Agent or the DSRA Agent, a successor, which must be a bank or trust company organized under the laws of the United States of America or of any state thereof, will be appointed by the Administrative Agent and, unless an Event of Default has occurred and is continuing, with the consent of Borrower, which shall not be unreasonably withheld or delayed. Any such successor will deliver to each party to this Disbursement Agreement a written instrument accepting such appointment hereunder and thereupon such successor will succeed to all the rights and duties of the Disbursement Agent or DSRA Agent, as the case may be, hereunder and will be entitled to receive the Security Accounts from its predecessor. The appointment of a successor will not result in any increased fees or costs payable by Borrower.

                  (d) Any Person into which the Disbursement Agent or the DSRA Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Disbursement Agent or the DSRA Agent is a party, or any Person to which substantially all of the corporate trust business of the Disbursement Agent or the DSRA Agent may be transferred, will be the Disbursement Agent or DSRA Agent, as the case may be, under this Disbursement Agreement without further act.

                  Section 8.3 INDEMNITY BY BORROWER. Whether or not the transactions contemplated hereby are consummated, Borrower will, subject to the provisions of this Section 8.3, indemnify, pay and hold the Disbursement Agent and the DSRA Agent, and their officers, directors, employees, agents, affiliates and attorneys, (collectively, the "INDEMNITEES") harmless from and against any and all out-of-pocket liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation reasonable documented attorneys' fees and costs of the Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Indemnitees are designated a party thereto) that are imposed on, reasonably incurred by or asserted against any Indemnitee, in any manner relating to or arising out of this Disbursement Agreement or the other Loan Documents or the exercise of any right or remedy hereunder or under any other Loan Document (collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that Borrower will have no obligation to any Indemnitee if a court of competent jurisdiction renders a judgment, final and not subject to appeal or review, that such Indemnified Liabilities arise from the gross negligence, willful misconduct or bad faith of such Indemnitee. Borrower will arrange to pay or reimburse each Indemnitee for all reasonable documented out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees and expenses) reasonably incurred by such Indemnitee in the defense of any claim arising out of any Indemnified Liability at the time such costs and expenses are incurred and such Indemnitee has given Borrower written notice thereof and an opportunity to consult or participate in such defense or otherwise mitigate such costs. The foregoing indemnity will remain operative and in full force and effect for one year from the earlier of (x) the termination of this Disbursement Agreement or
(y) the resignation or removal of the Disbursement Agent or the DSRA Agent by the Administrative Agent. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 8.3 may be unenforceable because it is violative of any law or public policy, Borrower will contribute the maximum portion that it is permitted to pay and satisfy under applicable laws to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.


                                   ARTICLE IX
                                 DETERMINATIONS
                                 --------------

                  Section 9.1 DISPUTES. In the event of any dispute as to any amount to be transferred or paid pursuant to this Disbursement Agreement, the Disbursement Agent and the DSRA Agent are authorized and directed to retain in their possession, without liability to any Person, the disputed amount until such dispute has been settled by agreement of the other parties hereto or by legal proceedings, but the Disbursement Agent and the DSRA Agent are under no duty whatsoever to institute or defend any such proceeding; PROVIDED, that neither the Disbursement Agent nor the DSRA Agent has any right to retain any amount necessary to pay principal, fees or interest payable to the Lenders in accordance with this Disbursement Agreement (under the circumstances contemplated by Section 4.2(b)). The Disbursement Agent and the DSRA Agent have the right to interplead the parties to a dispute in any court of competent jurisdiction and to ask such court to determine the respective rights of such parties with respect to this Disbursement Agreement.

                  Section 9.2 CASH AVAILABLE. In determining the amount of funds on deposit in a Security Account at any time, the Disbursement Agent and the DSRA Agent will treat as cash available the net amount that the Disbursement Agent or the DSRA Agent would receive on such day if it liquidated all the securities then on deposit in such Security Account (at then-prevailing market prices and assuming normal sales expenses). The Disbursement Agent and the DSRA Agent will use their best efforts to sell securities as necessary in order that actual cash is available on each date on which a transfer or payment is to be made pursuant to this Disbursement Agreement.


                                    ARTICLE X
                                  MISCELLANEOUS
                                  -------------

                  Section 10.1 AMENDMENTS; ETC. No amendment of this Disbursement Agreement will be effective unless it is in writing and signed by the parties hereto.

                  Section 10.2 NOTICES. All notices, consents, certificates, waivers, documents and other communications required or permitted to be delivered to any party under the terms of this Disbursement Agreement (a) must be in writing, (b) must be personally delivered, transmitted by an internationally recognized courier service or transmitted by facsimile and (c) must be directed to such party at its address or facsimile number set forth below. All notices will be deemed to have been duly given and received on the Business Day of delivery if delivered personally, two (2) Business Days after delivery to the courier if transmitted by courier, or the date of transmission with telephone confirmation if transmitted by facsimile on a Business Day, whichever occurs first. Any party may change its address or facsimile number for purposes hereof by notice to all other parties.

            For Borrower:             31470 Avenue 12
                                      Madera, California 93638
                                      Attention:  Jeff Manternach
                                      Telephone: (559) 435-1771
                                      Facsimile No: (559) 435-1478

            For the Administrative Agent:

                                      Hudson United Capital, a Division of
                                      TD Banknorth N.A.
                                      101 Post Road East
                                      Westport, Connecticut 06880
                                      Attention:  Mr. Jerome P. Peters, Jr.
                                      Telephone:  (203) 291-6639
                                      Facsimile:  (203) 291-6652

            For Disbursement Agent (and the associated Securities Intermediary):

                                      Comerica Bank
                                      5200 N. Palm Avenue
                                      Suite 320
                                      Fresno, California 93704
                                      Attention:  Mr. Robert J. Harlan
                                      Telephone:  (559) 244-3928
                                      Facsimile:  (559) 244-3909

            For DSRA Agent (and the associated Securities Intermediary):

                                      Wealth Management Group of
                                      TD Banknorth N.A.
                                      90 Post Road East
                                      Third Floor
                                      Westport, Connecticut 06880
                                      Attention:        Mr. James N. Donaldson
                                      Telephone:        (203) 291-6705
                                      Facsimile:        (203) 291-6707

                  Section 10.3 GOVERNING LAW. THIS DISBURSEMENT AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN
SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE
THERETO).

                  Section 10.4 NO WAIVER; REMEDIES CUMULATIVE. The waiver of any right, breach or default under this Disbursement Agreement by the Administrative Agent, Borrower, the DSRA Agent or the Disbursement Agent must be made specifically and in writing. Subject to the foregoing, no failure on the part of the Administrative Agent, Borrower, the DSRA Agent or the Disbursement Agent to exercise, and no forbearance or delay in exercising, any right under this Disbursement Agreement will operate as a waiver thereof; no single or partial exercise of any right under this Disbursement Agreement will preclude any other or further exercise thereof or the exercise of any other right; and no waiver of any breach of or default under any provision of this Disbursement Agreement will constitute or be construed as a waiver of any subsequent breach of or default under this Disbursement Agreement. Except as otherwise provided in any Loan Document, no notice to or demand upon Borrower will entitle it to any further, subsequent or other notice or demand in similar or any other circumstances. Each of the rights and remedies of the Administrative Agent, Borrower, the DSRA Agent and the Disbursement Agent is cumulative and not exclusive of any other right or remedy provided or existing by agreement or under Law.

                  Section 10.5 SEVERABILITY. Any provision of this Disbursement Agreement that is invalid or prohibited in any jurisdiction will, as to such jurisdiction, be ineffective and severable from the rest of this Disbursement Agreement to the extent of such invalidity or prohibition, without impairing or affecting in any way the validity of any other provision of this Disbursement Agreement or of such provision in other jurisdictions. The parties agree to replace any provision that is ineffective by operation of this Section 10.5 with an effective provision that as closely as possible corresponds to the spirit and purpose of such ineffective provision and this Disbursement Agreement as a whole.

                  Section 10.6 COUNTERPARTS. This Disbursement Agreement may be executed by facsimile and in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

                  Section 10.7 SUCCESSORS AND ASSIGNS. This Disbursement Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Borrower has no right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent, which consent will not be unreasonably withheld or delayed.

                  Section 10.8 TERMINATION. This Disbursement Agreement will terminate upon the payment in full in cash of the Loans and all other Obligations, including the principal of, premium, if any, and interest on the Loans and all such other Obligations. Upon the termination of this Disbursement Agreement in accordance with this Section 10.8, the Securities Intermediaries will disburse all remaining funds in the Security Accounts to or as directed by Borrower in a written request.

                  Section 10.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO, AS AMONG THEM, WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED ON OR ARISING FROM ANY LOAN DOCUMENT, ANY TRANSACTION CONTEMPLATED THEREBY OR EFFECTED PURSUANT THERETO, ANY DEALING OR COURSE OF DEALING BETWEEN OR AMONG THEM RELATING IN ANY WAY TO THE SUBJECT MATTER OF THE LOAN DOCUMENTS OR ANY STATEMENT OR ACTION OF ANY OF THEM OR THEIR AFFILIATES. Each of the parties acknowledges and agrees that this waiver is a material inducement to enter into the business relationship contemplated by the Loan Documents and that each has relied on this waiver in entering into the Loan Documents to which it is a party and will continue to rely on this waiver in its future dealings with the other parties. The scope of this waiver is intended to be all-encompassing and this waiver will apply to all Claims of any nature whatsoever, whether deriving from contract, arising by law, based on tort or otherwise. EACH PARTY HERETO HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY AND THIS WAIVER IS IRREVOCABLE. THIS WAIVER ALSO APPLIES TO ALL AMENDMENTS, SUPPLEMENTS, RESTATEMENTS, EXTENSIONS AND MODIFICATIONS OF ANY LOAN DOCUMENT AS WELL AS TO ANY LOAN DOCUMENT ENTERED INTO AFTER THE DATE OF THIS DISBURSEMENT AGREEMENT. In the event of litigation, relevant portions of this Disbursement Agreement may be filed as a written consent to a trial by the court.

                  Section 10.10 CONSENT TO JURISDICTION. Each party hereto irrevocably submits to the jurisdiction of any New York state or United States federal court sitting in the Borough of Manhattan over any action or proceeding arising out of or relating to any Claim, and each party hereto irrevocably agrees that all Claims in respect of such action or proceeding may be heard and determined in such New York state or United States federal court. Each party hereto irrevocably waives any objection that it may now or hereafter have to the laying of venue in such forums and agrees not to plead or claim that any such action or proceeding brought in any such New York state or United States federal court has been brought in an inconvenient forum. Each party hereto irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address set forth in
Section 10.2. Each party hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this
Section 10.10 affects the right of any party hereto to serve legal process in any other manner permitted by Law or affects the right of any other party hereto to bring any action or proceeding against any other party hereto or its property in the courts of any other jurisdiction.

                  Section 10.11 INTEGRATION. The Loan Documents contain the complete agreement among Borrower, the Administrative Agent, the Disbursement Agent, the DSRA Agent, the Securities Intermediaries and the other parties thereto with respect to the matters contained therein and supersede all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained therein.


           [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Disbursement Agreement to be signed on the date first above written.

                              PACIFIC ETHANOL MADERA LLC



                              By /S/ RYAN TURNER
                                 -----------------------------------------
                                 Name:
                                 Title:



                              HUDSON UNITED CAPITAL, A DIVISION OF TD BANKNORTH, N.A.,
                              as the Administrative Agent



                              By /S/ JEROME P. PETERS, JR.
                                 -----------------------------------------
                                 Name:  Jerome P. Peters, Jr.
                                 Title:  Senior Vice President



                              COMERICA BANK,
                              as the Disbursement Agent



                              By /S/ ROBERT J. HARLAN
                                 -----------------------------------------
                                 Name:  Robert J. Harlan
                                 Title:  Vice President



                              WEALTH MANAGEMENT GROUP OF TD BANKNORTH, N.A., as the DSRA Agent



                              By /S/ JAMES N. DONALDSON
                                 -----------------------------------------
                                 Name:  James N. Donaldson
                                 Title:  Senior Vice President

                              WEALTH MANAGEMENT GROUP OF TD BANKNORTH, N.A., as Securities Intermediary



                              By /S/ JAMES N. DONALDSON
                                 -----------------------------------------
                                 Name:  James N. Donaldson
                                 Title:  Senior Vice President



                              COMERICA BANK,
                              as Securities Intermediary



                              By /S/ ROBERT J. HARLAN
                                 -----------------------------------------
                                 Name:  Robert J. Harlan
                                 Title:  Vice President

                                                                                                        Exhibit 4.2(d)
                                                                                             to Disbursement Agreement


                                             FORM OF DISTRIBUTION REQUEST

---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

                                     CONSTRUCTION     PROJECT REVENUES    DEBT SERVICE     DEBT SERVICE   CASH SWEEP
                                         DRAW             ACCOUNT            ACCOUNT         RESERVE        ACCOUNT
                                       ACCOUNT                                               ACCOUNT
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

BALANCE PRIOR TO THIS REQUEST
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
1.       Ethanol/DGS sales
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
2.       Interest income
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
3.       Other income
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

MONTHLY DISTRIBUTIONS:
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(a) FIRST
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
4.       Budgeted Qualified
Project Expenses
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(a) SECOND
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
5.       1/3 next Scheduled
Installment
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(a) THIRD
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

QUARTERLY DISTRIBUTIONS:
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
(First meet monthly distribution
requirements)
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) FIRST
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
6.       Agent Fees
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) SECOND
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
7.       Administrative Agent
and Lender fees/expenses
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) THIRD
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
8. Scheduled principal installment and interest
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) FOURTH
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Mandatory Prepayments
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) FIFTH
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
DSRA Funding
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) SIXTH
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
10.      SPP Payments
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
Section 4.2(b) SEVENTH
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------
14.      Payments to
Borrower/Other
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

TOTAL TRANSFERS IN/(OUT)
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------

BALANCE SUBSEQUENT TO THIS
REQUEST
---------------------------------- ----------------- ------------------- ---------------- --------------- ------------


                                                    Exhibit 4.2(d)
                                                      Page 1 of 2

WIRE TO AGENT/LENDERS

WIRE TO DSRA AGENT

WIRE TO BORROWER

WIRE TO OTHER (specify below) Account detail subject to change.



Borrower hereby certifies to the Administrative Agent that no Default or Event of Default has occurred and is continuing or will occur as a result of the Disbursement Agent's or the DSRA Agent's making of any of the payments or deposits requested herein.

Submitted by:                                Approved by:
Date of Submission:                          Date of Approval:


                                 Exhibit 4.2(d)
                                   Page 2 of 2